Other Non-Current Assets	12 Months Ended
Dec. 31, 2023
Investments, All Other Investments [Abstract]
Other Non-Current Assets	OTHER NON-CURRENT ASSETS
Other non-current assets are detailed below:

	December 31,	December 31,
	2023	2022
Equity securities	31	26
Public funding receivables	210	156
Taxes and other government receivables	22	—
French research tax credit receivable	246	294
Defined benefit plans	15	9
Prepayments and deposits to third parties	224	107
Derivative instruments	2	13
Other non-current assets	58	56
Total	808	661
Public funding receivables, including French research tax credit receivable, are described in Note 7.
Prepayments and deposits to third parties include receivables related to long-term supply agreements involving purchase of raw materials, capacity commitments, cloud-hosting arrangements, and other services.
In 2023 and 2022, the Company entered into factoring transactions to accelerate the realization in cash of certain long-term receivables. The Company sold without recourse $118 million and $110 million of these receivables in the years ended December 31, 2023 and 2022 respectively, with a financial cost of $5 million and $1 million respectively.
The major portion of other non-current assets to which the expected credit loss model applies are long-term State receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be negligible as of December 31, 2023 and December 31, 2022. Other non-current assets presented in the table above on the line “Other non-current assets” are composed of individually not significant amounts not deemed to have exposure of default. Consequently, no significant expected credit loss allowance was reported on other non-current assets at reporting date.